Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated November 30, 2018 to the Summary Prospectus dated March 6, 2018,

and the Virtus Equity Trust Statutory Prospectus,

dated March 6, 2018, each as supplemented

Important Notice to Investors

Effective December 1, 2018, Virtus Investment Advisers, Inc., the fund’s investment adviser, has implemented a reduced advisory fee schedule for Virtus Tactical Allocation Fund. Accordingly, the fund’s prospectuses will be updated as described below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class T
Management Fees	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	0.42%(b)	0.45%(b)	0.42%(c)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(d)	1.23%	2.01%	1.23%
(b)	Restated to reflect certain contract and expense allocation changes.
(c)	Estimated for current fiscal year, as annualized.
(d)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Under “Fees and Expenses”, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$693	$943	$1,212	$1,978
Class C	Sold	$304	$630	$1,083	$2,338
	Held	$204	$630	$1,083	$2,338
Class T	Sold or Held	$372	$631	$909	$1,701

The management fee shown for the fund on page 74 of the fund’s statutory prospectus, the management fee schedule shown for the fund is hereby replaced with the following:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus Tactical Allocation Fund	0.55%	0.50%	0.45%

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/TactAlloc NewAdvisoryFee (11/18)

Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated November 30, 2018 to the Statement of

Additional Information (“SAI”) dated March 6, 2018, as supplemented

Important Notice to Investors

Effective December 1, 2018, Virtus Investment Advisers, Inc., the fund’s investment adviser, will implement a reduced advisory fee schedule for Virtus Tactical Allocation Fund. Accordingly, the fund’s SAI will be updated as described below.

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” beginning on page 79 of the fund’s SAI, the investment advisory fee schedule shown for the fund will be replaced with the following:

	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Virtus Tactical Allocation Fund	0.55%	0.50%	0.45%

Investors should retain this supplement with the SAI for future reference.

VET 8019B SAI/TactAlloc NewAdvisoryFee (11/18)